UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

BRAND ENGAGEMENT NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 E. Snow King Ave

PO Box 1045

Jackson, WY 32001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 452-2300

DHC Acquisition Corp.

535 Silicon Drive, Suite 100

Southlake, Texas 76092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Registrant,” “we,” “us” and “our” refer to the entity formerly named DHC Acquisition Corp., after giving effect to the Business Combination (as defined below), and as renamed Brand Engagement Network Inc. (“Ben”).

On March 14, 2024 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Closing”) pursuant to the Business Combination Agreement, dated September 7, 2023 (as amended, the “Business Combination Agreement”), by and among DHC Acquisition Corp., a Cayman Islands exempted company (“DHC”), Brand Engagement Network Inc., a Wyoming corporation (“Prior BEN”), BEN Merger Subsidiary Corp., a Delaware corporation and a direct, wholly owned subsidiary of DHC (“Merger Sub”) and DHC Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). The transactions contemplated by the Business Combination Agreement, including the Domestication and the Merger (each as defined below) are collectively referred to herein as the “Business Combination.”

Prior to the Closing, as contemplated by the Business Combination Agreement, DHC became a Delaware corporation named “Brand Engagement Network Inc.” (the “Domestication”), and (i) each issued and outstanding Class A ordinary share, par value $0.0001 per share, of DHC (the “Class A Shares”) was automatically converted, on a one-for-one basis, into a share of common stock, par value $0.0001 per share (“Common Stock”), of BEN, (ii) each issued and outstanding Class B ordinary share, par value $0.0001 per share, of DHC (the “Class B Shares”) was automatically converted, on a one-for-one basis, into a share of Common Stock of BEN, (iii) each then-issued and outstanding public warrant of DHC, each representing a right to acquire one Class A Share for $11.50 was automatically converted, on a one-for-one basis, into a public warrant of BEN (a “BEN Public Warrant”), which represents a right to acquire one share of Common Stock for $11.50, pursuant to Section 4.5 of the Warrant Agreement, dated March 4, 2021, by and between DHC and Continental Stock Transfer and Trust Company (the “Warrant Agreement”), (iv) each then-issued and outstanding private placement warrant, each representing a right to acquire one Class A Share for $11.50 (a “BEN Private Placement Warrant”), was automatically converted, on a one-for-one basis, into a private placement warrant of BEN, which represents a right to acquire one share of BEN Common Stock for $11.50, pursuant to Section 4.5 of the Warrant Agreement, (v) each then-issued and outstanding unit of DHC, each representing a Class A Share and one-third of a DHC Public Warrant (a “Unit”), that had not been previously separated into the underlying Class A Share and one-third of one DHC Public Warrant upon the request of the holder thereof, were separated and automatically converted into one share of BEN Common Stock and one-third of one BEN Public Warrant.

Following the Domestication, on March 14, 2024, pursuant to the Business Combination Agreement, Merger Sub merged with and into Prior BEN (the “Merger”), with Prior BEN surviving the Merger as a direct, wholly owned subsidiary of BEN. In connection with the Merger, all outstanding shares of Prior BEN’s common stock were exchanged for shares of Common Stock of BEN at an exchange ratio of 0.2701 (the “Exchange Ratio”) shares of BEN Common Stock per one share of Prior BEN common stock, (ii) each then-issued and outstanding compensatory warrant of Prior BEN, each representing a right to acquire one share of Prior BEN common stock, were assumed by BEN and adjusted pursuant to the Exchange Ratio and in accordance with the terms of their agreements, into new compensatory warrants of BEN (the “BEN Compensatory Warrants” and together with the BEN Private Placement Warrants and BEN Public Warrants, the “BEN Warrants”), and (iii) each then issued and outstanding option to purchase shares of Prior BEN common stock, each representing a right to acquire one share of Prior BEN common stock, were assumed by BEN and adjusted pursuant to the Exchange Ratio and in accordance with the terms of their agreements, into options to purchase BEN Common Stock (the “BEN Options”).

In connection with the extraordinary general meeting of DHC shareholders to approve the Business Combination (the “Special Meeting”) and other related matters, holders of 1,920,051 Class A Shares sold in DHC’s initial public offering properly exercised and did not reverse their right to have their shares redeemed for a pro rata portion of the trust account holding the proceeds from DHC’s initial public offering. As a result, prior to the Domestication, DHC redeemed 1,920,051 Class A Shares for $10.80 per share (the “Redemptions”).

As of the Closing Date, following the Redemptions, the Merger and the consummation of the transactions described herein, including the AFG Financing and Shareholder Financings (each as described herein) there were (i) 33,714,991 shares of Common Stock issued and outstanding and (ii) 17,480,918 BEN Warrants issued and outstanding (exercisable for a maximum of 17,480,918 shares of Common Stock). The Common Stock and BEN Public Warrants commenced trading on the Nasdaq Stock Market, LLC (the “Nasdaq”) under the symbols “BNAI” and “BNAIW,” respectively, on March 15, 2024.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On March 14, 2024, in connection with the completion of the Business Combination and as contemplated by the Business Combination Agreement, BEN, the Sponsor and October 3rd Holdings, LLC (“October 3rd”) entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of DHC’s proxy statement/prospectus, dated February 14, 2024, (the “Proxy Statement/Prospectus”) beginning on page 128 titled “Proposal No. 1 — The Business Combination Proposal — Certain Related Agreements —Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Indemnification Agreements

In connection with the closing of the Business Combination, BEN entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by BEN of certain expenses and costs relating to claims, suits or proceedings arising from service to BEN or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Shareholder Subscription Agreements

In connection with the closing of the Business Combination, BEN entered into subscription agreements (the “Shareholder Subscription Agreements”) with certain of Prior BEN’s shareholders, including Jon Leibowitz, a director of BEN (the “Subscribing Shareholders”), to purchase an aggregate of 25,000 shares of Common Stock at a price per share of $10.00. As additional consideration for the purchases of the Company’s Common Stock, the Sponsor agreed to transfer an aggregate of 25,000 shares of its Common Stock to the Subscribing Shareholders. The foregoing description of the Shareholder Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Subscription Agreements, a form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On March 5, 2024, the Business Combination was approved by the shareholders of DHC at the Special Meeting. The Business Combination was completed on March 14, 2024.

FORM 10 INFORMATION

Forward-Looking Statements

Some of the information contained in this Current Report on Form 8-K, or incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results of BEN to differ materially from those expected and projected. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BEN’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to BEN; BEN’s history of operating losses; BEN’s need for additional capital to support its present business plan and anticipated growth; technological changes in BEN’s market; the value and enforceability of BEN’s intellectual property protections; BEN’s ability to protect its intellectual property; BEN’s material weaknesses in financial reporting; and BEN’s ability to navigate complex regulatory requirements; the ability to maintain the listing of BEN’s securities on a national securities exchange; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination; the effects of competition on BEN’s business; the risks of operating and effectively managing growth in evolving and uncertain macroeconomic conditions, such as high inflation and recessionary environments; and continuing risks relating to the COVID-19 pandemic. The foregoing list of factors is not exhaustive.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and BEN does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties are described in the Proxy Statement/Prospectus beginning on Page 33 titled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Business

The information set forth in the section titled “Information about BEN” beginning on page 177 of the Proxy Statement/Prospectus is incorporated herein by reference.

Risk Factors

The information set forth in the section titled “Risk Factors” beginning on page 33 of the Proxy Statement/Prospectus is incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

The following table sets forth selected consolidated historical financial information derived from BEN’s audited financial statements as of and for the years ended December 31, 2023 and 2022. The following summary financial information should be read in conjunction with the financial statements filed herewith as Exhibit 99.1.

	Year Ended December 31,
	2023	2022
Revenues	$35,210	$15,642
Cost of revenues	–	–
Gross profit	35,210	15,642
Operating expenses
General and administrative	10,841,024	1,026,549
Depreciation and amortization	637,990	76,928
Research and development	236,710	136,404
Total expenses	11,715,724	1,239,881

Loss from operations	(11,680,514)	(1,224,239)

Other (expenses) income:
Interest expense	(56,515)	–
Interest income	15,520	–
Other	(9,757)	(362)
Gain on debt extinguishment	-	548,563
Net other (expenses) income	(50,752)	548,201
Loss before income taxes	(11,731,266)	(676,038)
Income taxes	-	–
Net loss	$(11,731,266)	$(676,038)
Net loss per common share - basic and diluted	$(0.15)	$(0.01)

Weighted-average common shares - basic and diluted	76,399,513	58,198,281

	December 31,
	2023	2022
Total assets	$22,008,739	$626,112
Total liabilities	$4,314,286	$666,219
Total liabilities and stockholders’ equity (deficit)	$22,008,739	$626,112

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of BEN and DHC is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2023 and 2022 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of the Closing Date by:

●	each person known to be the beneficial owner of more than 5% of the Company’s outstanding ordinary shares;
●	each director and each of the Company’s named executive officers; and
●	all current executive officers and directors as a group.

The information below is based on an aggregate of 33,714,991 shares of Common Stock issued and outstanding as of the Closing Date. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by the individuals below:

Name of Beneficial Owner	Number of Shares Beneficially Owned	% of Outstanding Shares
Five Percent Holders
DHC Sponsor LLC(1)	7,339,835	21.8%
October 3rd Holdings, LLC(2)	8,672,235	25.7%
DMLab Co. LTD(3)	4,325,043	12.8%
AFG Companies, Inc.(4)	2,423,336	7.2%
Directors & Named Executive Officers of BEN After Closing
Michael Zacharski(5)	1,350,500	4.0%
Bill Williams	270,100	* %
Paul Chang	370,037	1.1%
Ruy Carrasco(6)	94,535	* %
James D. Henderson, Jr.(7)	1,456,514	4.3%
James Richard Howard	135,050	* %
Tyler J. Luck(2)	8,672,235	25.7%
Patrick O. Nunnally	—	* %
Venkata Ramana Pinnam	71,576	* %
Bernard Puckett	—	* %
Christopher Gaertner(1)	7,339,835	21.8%
Jon Leibowitz	20,000	* %
Janine Grasso	—	* %
Thomas Morgan	—	* %
All Directors and Executive Officers of BEN as a Group (14 persons)	19,604,216	47.5%

*	Less than 1%.

(1)	Excludes 6,126,010 shares of BEN Common Stock issuable upon the exercise of the BEN Private Placement Warrants held of record by Sponsor; such warrants are exercisable beginning on the date that is 30 days after the Closing Date so long as the registration statement covering the exercise thereof is effective. These securities are held in the name of the Sponsor. The Sponsor is controlled by Christopher Gaertner. The business address of Sponsor is 535 Silicon Drive, Suite 100, Southlake, TX 76092.

(2)	Tyler Luck is the managing member of October 3rd Holdings, LLC and has sole voting and dispositive power over the securities held thereby. The business address of October 3rd Holdings, LLC is 1821 Logan Avenue C/O CSC Cheyenne, WY 82001.

(3)	DMLab Co. LTD is governed by a board of directors consisting of five directors, Messrs. Yanghyung Lee, Seokho Lee, Youngkyu Huh, Junhyuk Lee, Snugsu Kim and Kibong Lee. The five members of the board of directors will have limited voting and dispositive power over the securities held of record by DMLab Co. LTD. Each director of DMLab Co. LTD has one vote, and the approval of a majority of the directors is required to approve any action of DMLab Co. LTD. However, under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of at least a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Therefore, none of the individual members of the board of directors of DMLab Co. LTD exercises voting or dispositive control over any of the securities held directly by DMLab Co. LTD , even those in which he directly holds a pecuniary interest. Oriental MLab Co. LTD is approximately 62% held by Junhyuk Lee. The business address of DMLab Co. LTD is 45, Anam-ro, Seongbuk-gu, Korea University, Science & Business Building RM 301, Seoul, Republic of Korea 02841.

(4)	Mr. Wright Brewer has sole and voting dispositive power over the securities held by AFG Companies, Inc. The business address of AFG Companies Inc. is 1900 Champagne Blvd, Grapevine, TX 76051.

(5)	Consists entirely of options to purchase shares of BEN Common Stock.

(6)	Includes 67,525 options to purchase shares of BEN Common Stock.

(7)	Includes 54,020 warrants to purchase shares of BEN Common Stock.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing Date is set forth in the section titled “Directors and Executive Officers of New BEN After the Business Combination” beginning on page 240 of the Proxy Statement/Prospectus and Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Each of Michael Zacharski, Tyler J. Luck, Bernard Puckett, Christopher Gaertner, Jon Leibowitz and Janine Grasso were elected to serve as directors of BEN. Mr. Gaertner was appointed as Chairman of the board of directors (the “Board”). Immediately following close of the Business Combination, the members of the Board unanimously appointed Mr. Thomas Morgan, Jr. to fill one of the existing vacancies of the Board. The size of the board is nine members, with one director seat vacant following the appointment of Mr. Morgan to the Board.

Biographical information for these individuals is set forth in the section titled “Directors and Executive Officers After the Business Combination” beginning on page 240 of the Proxy Statement/Prospectus and “Information About DHC-Current Directors and Executive Officers” beginning on Page 169 of the Proxy Statement/Prospectus and is incorporated herein by reference. In accordance with the Certificate of Incorporation of BEN (the “Certificate of Incorporation”), the Board is divided into three separate classes. At the first annual meeting of stockholders following the Closing Date, the initial term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Closing Date, the initial term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Closing Date, the initial term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

The Board appointed Jon Leibowiz, Janine Grasso and Bernard Puckett to serve on the Audit Committee, with Mr. Leibowitz serving as its chairman. The Board appointed Janine Grasso and Bernard Puckett to serve on the Compensation Committee, with Ms. Grasso serving as its chairman. The Board appointed Jon Leibowitz and Bernard Puckett to serve on the Nominating and Corporate Governance Committee, with Mr. Leibowitz serving as its chairman. Information with respect to the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is set forth in the section titled Directors and Executive Officers After the Business Combination” beginning on page 240 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Executive Compensation

The information set forth in the section titled “BEN Executive Compensation” beginning on page 231 of the Proxy Statement/Prospectus, which includes the executive compensation information of BEN is incorporated herein by reference.

Director Compensation

The information set forth in the section titled “BEN Director Compensation” beginning on page 238 of the Proxy Statement/Prospectus, which includes the director compensation information of BEN, is incorporated herein by reference.

Certain Relationships and Related Transactions

The information set forth in the sections titled “Certain Relationships and Related Transactions” beginning on page 251 of the Proxy Statement/Prospectus is incorporated herein by reference.

Director Independence

At the closing of the Business Combination, the board of directors determined that each of Jon Leibowitz, Janine Grasso, Christopher Gaertner, Bernard Puckett and Thomas Morgan qualifies as “independent” under the listing requirements of Nasdaq. Jon Leibowitz is also an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Legal Proceedings

The information set forth in the section titled “Information about BEN—Legal Proceedings” on page 187 of the Proxy Statement/Prospectus is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, DHC’s publicly traded common stock, warrants and units were listed on Nasdaq under the symbols “DHC,” “DHCW,” and “DHCU,” respectively. At the Closing Date, BEN’s Common Stock and Public Warrants were listed on Nasdaq under the symbols “BNAI” and “BNAIW,” respectively. DHC’s publicly traded units automatically separated into their component securities upon the closing of the Business Combination, and as a result, no longer trade as a separate security and were delisted from Nasdaq.

As of March 19, 2024, there were 101 holders of record of Common Stock and 2 holders of record of Public Warrants. However, because many of the shares of Common Stock and the Public Warrants are held by brokers and other institutions on behalf of stockholders, BEN believes there are substantially more beneficial holders of Common Stock and Public Warrants than record holders.

The information set forth in the section titled “Trading Market and Dividends” on page 80 of the Proxy Statement/Prospectus is incorporated herein by reference.

Market Information and Holders of the Company

As of March 19, 2023, following the completion of the Business Combination, there were 17,480,918 BEN Warrants which are exercisable for Common Stock, outstanding. BEN has reserved a total of 2,942,245 shares of Common Stock for issuance pursuant to the 2024 Long-Term Incentive Plan (as defined below), subject to certain adjustments set forth therein.

Dividends of the Company

BEN has never paid any cash dividends on its Common Stock. It is presently intended that BEN retain its earnings for use in business operations and accordingly, BEN does not anticipate its Board declaring any dividends in the foreseeable future.

Description of Registrant’s Securities

Pursuant to the Certificate of Incorporation, there are 760,000,000 shares authorized, of which 750,000,000 shares will be shares of Common Stock and 10,000,000 shares will be shares of preferred stock, par value $0.0001 per share. The information included in Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is included in Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Shareholder Subscription Agreements and Item 8.01 with respect to the AFG Financing is incorporated herein by reference. BEN issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders

Upon the Domestication and in connection with the completion of the Business Combination, BEN’s Certificate of Incorporation and Bylaws were adopted. Pursuant to the Certificate of Incorporation, there are 760,000 shares authorized, of which 750,000,000 shares are shares of Common Stock and 10,000,000 shares are shares of preferred stock, par value $0.0001 per share. The disclosure included in Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

The foregoing description of the Certificate of Incorporation and Bylaws of BEN does not purport to be complete and is qualified in its entirety by the terms of the Certificate of Incorporation and Bylaws of the Company, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The material terms of each of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under in the sections titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 86 of the Proxy Statement/Prospectus and “Introductory Note” and Item 2.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

At the Special Meeting each of Michael Zacharski, Tyler J. Luck, Bernard Puckett, Christopher Gaertner, Jon Leibowitz and Janine Grasso were elected to serve as directors of BEN, effective upon completion of the Business Combination. Immediately following close of the Business Combination, the members of the Board unanimously appointed Mr. Thomas Morgan, Jr. to fill one of the existing vacancies of the Board. The size of the board is nine members, with one director seat vacant following the appointment of Mr. Morgan to the Board. Biographical information for these individuals is set forth in the sections titled “Directors and Executive Officers After the Business Combination” beginning on page 240 of the Proxy Statement/Prospectus and “Information About DHC-Current Directors and Executive Officers” beginning on Page 169 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Departure of Directors and Certain Officers

Effective upon the Closing Date, each of Joseph DePinto, Richard Dauch and Kathleen Hildreth resigned as directors of DHC. Effective upon the Closing Date, each of Christopher Gaertner and Thomas Morgan. Jr. resigned as executive officers of DHC.

2024 Long-Term Incentive Plan

On the Closing Date, the Brand Engagement Network Inc. 2024 Long-Term Incentive Plan (the “2024 Plan”) became effective. The 2024 Plan was approved by DHC’s stockholders at the Special Meeting. The purpose of the 2024 Plan is to attract and retain the services of key employees, key contractors, and non-employee directors of BEN and its subsidiaries and to provide such persons with a proprietary interest in BEN through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, performance goals, tandem awards, prior plan awards, and other awards, whether granted singly, or in combination, or in tandem, that will (i) increase the interest of such persons in BEN’s welfare, (ii) furnish an incentive to such persons to continue their services for BEN or its subsidiaries, and (iii) provide a means through which BEN may attract and retain able persons as employees, contractors, and non-employee directors. Employees, officers and contractors of BEN any non-employee director of BEN’s Board are eligible to receive awards under the 2024 Plan. The 2024 Plan is administered by the Board or its designees, referred to herein as the “plan administrator”. The plan administrator has the authority to take all actions and make all determinations under the 2024 Plan, to interpret the 2024 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2024 Plan as it deems advisable. The plan administrator also has the authority to grant awards, to determine which eligible service providers receive awards, and to set the terms and conditions of all awards under the 2024 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2024 Plan.

The Company has reserved a total of 2,942,245 shares of Common Stock for issuance pursuant to the 2024 Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2024 Plan is 2,942,245, in each case, subject to certain adjustments set forth therein.

The information set forth in the section titled “Proposal No. 6 — The Stock Plan Proposal” beginning on page 137 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the 2024 Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2024 Plan, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.4.

2021 Incentive Stock Option Plan

On the Closing Date, Prior BEN’s 2021 Incentive Stock Option Plan (the “Option Plan”) and all outstanding awards thereunder were assumed by BEN pursuant to the terms of the Business Combination Agreement. The Board has declared that there will be no further issuances under the Option Plan.

Compensatory Arrangements for Executive Officers

Messrs. Zacharski, Chang and Luck have each entered into a Post-Merger Employment Agreement with Prior BEN, effective upon the closing of the Business Combination, which govern the terms of their respective employment with the Company. The Company assumed these Post-Merger Employment Agreements in connection with the consummation of the Business Combination. Terms related to compensation under the Post-Merger Employment Agreement are substantially similar to those under each respective existing employment agreement with Prior BEN, except that any stock options granted under these Post-Merger Employment Agreements will be options to purchase shares of Company Common Stock rather than Prior BEN Common Stock and will be subject to the terms of the 2024 Plan.

On September 7, 2023, Prior BEN entered into an employment agreement with Mr. Williams, its Chief Financial Officer, effective October 1, 2023. The Company assumed this employment agreement in connection with the consummation of the Business Combination. Pursuant to its terms, Mr. Williams’ base salary is $500,000, with such base salary to be reviewed annually. Mr. Williams will be eligible to receive a discretionary, cash bonus in an amount to be established annually by the Company.

The information set forth in the section entitled “Employment Agreements” beginning on page 232 of the Proxy Statement/Prospectus, including information related to compensation under existing employment agreements entered into with Prior BEN, is incorporated herein by reference. Further, the foregoing descriptions of the employment agreements and Post-Merger Employment Agreements, as applicable, are qualified in their entirety by reference to the complete text of each such agreement, copies of which were filed with the Registration Statement as Exhibits 10.13 through 10.16 and which are incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, BEN ceased being a shell company. The material terms of the Business Combination are described in the section titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 86 of the Proxy Statement/Prospectus and in the information set forth under “Introductory Note” and in under Item 2.01 in this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 8.01. Other Events.

Immediately prior the closing of the Business Combination, Prior BEN consummated its previously announced financing with AFG Companies, Inc. (the “AFG Financing”) and the issuance of Common Stock and a warrant exercisable for Common Stock pursuant to that certain Reseller Agreement, dated August 19, 2023, by and among Brand Engagement Network Inc. and AFG Companies, Inc (the “Reseller Agreement”). The material terms of the AFG Financing are described in the section titled “Proposal No. 1 — The Business Combination Proposal — Consideration to be Received in the Business Combination” beginning on page 86 of the Proxy Statement/Prospectus and is incorporated herein by reference. The description of the Reseller Agreement is qualified in its entirety by the text of the Reseller Agreement, which is included as Exhibit 10.15 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired

The financial statements of BEN as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 set forth in Exhibit 99.1 to this Current Report on Form 8-K, are incorporated herein by reference.

(b) Pro Forma Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K, which includes the unaudited pro forma combined financial information of BEN and DHC as of and for the year ended December 31, 2023, is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1+	Business Combination Agreement and Plan of Reorganization, dated as of September 7, 2023, by and among Brand Engagement Network Inc., BEN Merger Subsidiary Corp., DHC Acquisition Corp and, solely with respect to Section 7.21 and 9.03 thereto, DHC Sponsor, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2023).
3.1	Certificate of Incorporation of Brand Engagement Network Inc.
3.2	Bylaws of Brand Engagement Network Inc.
4.1	Description of Securities
4.2	Warrant Agreement, dated March 5, 2021, between DHC Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2021).
10.1	Amended and Restated Registration Rights Agreement, dated March 14, 2024, by and among Brand Engagement Network Inc. and the holders party thereto.
10.2	Form of Indemnification Agreement for directors and executive officers of Brand Engagement Network Inc.
10.3	Form of Shareholder Subscription Agreement.
10.4†	Brand Engagement Network 2023 Long-Term Incentive Plan.
10.5†	Brand Engagement Network 2024 Long-Term Incentive Plan – Form of Restricted Stock Unit Agreement.
10.6†	Brand Engagement Network 2024 Long-Term Incentive Plan – Form of Nonqualified Stock Option Agreement.
10.7†	Brand Engagement Network 2024 Long-Term Incentive Plan – Form of Restricted Stock Award Agreement.
10.8†	Brand Engagement Network 2024 Long-Term Incentive Plan – Form of Incentive Stock Option Agreement.
10.9†	Blockchain Exchange Network, Inc. 2021 Incentive Stock Option Plan.
10.10†	Employment Agreement by and between Brand Engagement Network Inc. and Michael Zacharski.
10.11†	Employment Agreement by and between Brand Engagement Network Inc. and Paul Chang.
10.12†	Employment Agreement by and between Brand Engagement Network Inc. and Bill Williams.
10.13†	Employment Agreement by and between Brand Engagement Network Inc. and Tyler J. Luck.
10.14	Letter Agreement, dated March 4, 2021, by and among DHC Sponsor, LLC, DHC Acquisition Corp and its officers and directors (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2021).
10.15	Reseller Agreement, dated August 19, 2023, by Brand Engagement Network Inc. and AFG Companies, Inc.
10.16	Subscription Agreement, dated September 29, 2023, by and between Brand Engagement Network Inc. and the subscribers listed therein.
10.17	Subscription Agreement, dated September 7, 2023, by and between Brand Engagement Network Inc. and the subscribers listed therein.
21.1	Subsidiaries of the Company.
99.1	Consolidated Financial Statements of Brand Engagement Network Inc. and its subsidiaries as of December 31, 2024 and for the year ended December 31, 2023 and 2022.
99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company and its subsidiaries as of December 31, 2023.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Brand Engagement Network Inc. as of December 31, 2023 and for year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain schedules or similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or similar attachment to the SEC upon request.
†	Indicates a management contract or compensatory plan.
*	Previously Filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2024

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Michael Zacharski
Name:	Michael Zacharski
Title:	Chief Executive Officer